Exhibit 10.1

                                  TAX AGREEMENT

         TAX AGREEMENT, dated as of September 15, 2000 (the "Agreement"), by and among Cadbury Schweppes plc, an English public limited company ("CS"), SBG Holdings Inc., a Delaware corporation ("SBGH"), Triarc Companies, Inc., a Delaware corporation ("T Parent") and Triarc Consumer Products Group, LLC, a Delaware limited liability company wholly-owned by T Parent ("TCPG").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms and subject to the conditions set forth in that Agreement and Plan of Merger by and among CS, T Parent and others of even date herewith (the "Merger Agreement"), SBGH will acquire the stock of Snapple Beverage Group, Inc., a Delaware corporation ("SBG"); and

         WHEREAS, in connection with this acquisition and the other transactions contemplated by the Merger Agreement, the parties hereto have determined that it is in their best interests to make the election pursuant to Section 338(h)(10) of the Code and, where available, comparable elections for state and local (but not foreign) Tax law purposes (the "Election") with respect to SBG, Snapple Beverage Corp., a Delaware corporation wholly-owned by SBG ("SBC"), and Mistic Brands, Inc., a Delaware corporation wholly-owned by SBG ("M") (SBG, SBC and M, together, the "Mandatory Election Companies"); and

         WHEREAS, SBGH may determine to make or cause to be made the Election with respect to any or all of the Subsidiaries of SBC (the "SBC Subsidiaries"); and

         WHEREAS, unless defined in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Merger Agreement;

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto agree as follows:

1. THE ELECTIONS. SBGH and T Parent shall jointly make or cause to be made the Election with respect to the Mandatory Election Companies. At the election of SBGH, SBGH and T Parent shall jointly make or cause to be made the Election, to the extent permitted by law, with respect to such SBC Subsidiaries as SBGH, in its sole discretion, may determine (such SBC Subsidiaries, together with the Mandatory Election Companies, the "Election Companies").

2. COOPERATION. The parties hereto shall cooperate fully with each other in the making of each Election. The parties shall provide or cause to be provided to each other all necessary information to enable the Elections to be made. The parties hereto shall, promptly following the Closing Date, take all actions necessary and appropriate, within their control, including filing Internal Revenue Service ("IRS") Form 8023 and such other forms, returns, elections, schedules, attachments and other documents as may be required (the "Forms"), to effect timely, valid Elections.

3.       PURCHASE PRICE ALLOCATION.

         a. ALLOCATION PRINCIPLES. The amounts of the Stock Allocations shall be allocated in accordance with Section 2.2 of the Merger Agreement and further allocated among the stock of the SBC Subsidiaries not included in the Stock Allocations (all such allocations, the "Further Allocations"). With respect to each corporation for which the Election is to be made, the aggregate deemed sale price ("ADSP"), as defined in Treasury Regulation Section 1.338-4T, shall be determined reflecting the amounts allocated pursuant to the preceding sentence. The ADSP for each such Election Company shall be allocated among the assets of such company in accordance with Treasury Regulation Section 1.338-4T (the "Election Allocations"). Notwithstanding anything else in this Agreement, the ADSP for any Election Company shall not include or take into account with respect to such company (x) any of such company's accruals or expenses not deducted for Tax purposes prior to the Closing Date (including any payment or obligation to make payment pursuant to Section 5.14 of the Merger Agreement) and
(y) any contingent liabilities. The $200 million referred to in Section 4 of this Agreement shall be allocated to SBG and further allocated to SBC and the SBC Subsidiaries for purposes of determining the ADSP for such companies.

         b. PROCEDURE FOR DETERMINATION OF ALLOCATIONS. SBGH shall make or cause to be made the Further Allocations and the Election Allocations (together, the "Allocations"). SBGH shall deliver a statement setting forth the Allocations (the "Allocation Statement") to T Parent simultaneously with or prior to the delivery to T Parent of the Audited Closing Balance Sheet pursuant to Section
2.2 of the Merger Agreement, but in any event at least ninety (90) days prior to the last possible date for the timely filing of the IRS Form 8023. Within thirty
(30) days of its receipt of the Allocation Statement, T Parent shall deliver to SBGH in writing either (a) a statement indicating that it has accepted the Allocation Statement without change (the "Acceptance Statement") or (b) a statement of proposed changes with respect to the Allocation Statement (the "Statement of Changes"). If T Parent shall fail to deliver a Statement of Changes within such 30-day period, T Parent also shall be deemed to have accepted the Allocation Statement. If T Parent delivers to SBGH a Statement of Changes, T Parent shall be deemed to accept all Allocations other than those set forth in the Statement of Changes. In the event T Parent delivers to SBGH the Acceptance Statement or fails to deliver the Statement of Changes within the time set forth above, the Election Allocations contained in the Allocation Statement shall be used in the Forms. If T Parent delivers to SBGH a Statement of Changes, SBGH shall in good faith attempt to accommodate such changes, and SBGH and T Parent shall negotiate in good faith in this regard, but if SBGH and T Parent cannot agree on all items set forth in the Statement of Changes within fifteen (15) days of SBGH's receipt thereof, SBGH and T Parent shall submit to an Independent Accounting Firm, within five (5) days, those items, and only those items, set forth in the Statement of Changes on which they do not agree (the "Disputed Items"). Within thirty (30) days of its receipt of the Disputed Items, the Independent Accounting Firm shall determine their resolution, which shall be conclusive and binding upon the parties. T Parent and SBGH shall, and shall cause their respective Affiliates to, provide the Independent Accounting Firm full cooperation. T Parent, on the one hand, and CS and SBGH, on the other hand, shall each pay fifty percent (50%) of the fees and disbursements of the Independent Accounting Firm. The Allocations, as ultimately determined under the procedures set forth in this Section 3(b), shall be called the "Final Allocations." The Final Allocations shall be used in the Forms, which T Parent and SBGH will promptly cause to be duly executed by the appropriate parties and filed with the IRS or other appropriate Tax authority.

4. PAYMENT TO T PARENT. On the date on which the IRS Form 8023 is to be filed, simultaneously, immediately prior to such filing, (a) the parties shall cause four originals of each of the Forms to be duly executed, and T Parent shall take two executed originals of each Form and SBGH shall take two executed originals of each Form, and (b) CS and SBGH shall jointly and severally pay to T Parent an aggregate of $200 million (the "Election Amount") by wire transfer of immediately available funds to such account or accounts specified by T Parent in writing, plus interest thereon (if any) on the terms set forth in the following sentence. Notwithstanding anything else in this Agreement, T Parent is under no obligation to file or cause to be filed the Forms unless and until the Election Amount is paid to T Parent, plus, in the event the Forms are not filed within forty-five (45) days of the Closing Date, interest thereon (i) at a rate per annum equal to the three-month LIBOR rate as reported under the heading "Money Rates" in the Wall Street Journal on the Closing Date ("LIBOR") plus 0.5%, compounded quarterly, from (but excluding) the forty-fifth (45th) day following the Closing Date to (and including) March 15, 2001, and (ii) (a) from (but excluding) March 15, 2001 at 9% compounded daily on any unpaid balance of the Election Amount up to and including $170 million, and (b) at a rate per annum equal to LIBOR plus 0.5%, compounded quarterly, on any remaining balance of the Election Amount outstanding.

5. FILING OF FORMS; LIQUIDATED DAMAGES. In the event that T Parent or an Affiliate thereof takes or fails to take such action in breach of this Agreement such that the Forms cannot be duly and timely filed as contemplated by this Agreement, then T Parent shall pay to SBGH the sum of $30 million as liquidated damages, which the parties hereto agree shall be in lieu of any other damages to which SBGH or any of its Affiliates might be entitled hereunder. In the event that CS, SBGH or an Affiliate thereof takes or fails to take such action in breach of this Agreement such that the Forms cannot be duly and timely filed as contemplated by this Agreement, then CS and SBGH shall be jointly and severally obligated to pay to T Parent the sum of $30 million as liquidated damages, which the parties hereto agree shall be in lieu of any other damages to which T Parent or any of its Affiliates might be entitled to hereunder. These liquidated damages are considered to be a fair and reasonable estimate of the damages that may be incurred by the non- breaching parties, which damages cannot be determined with reasonable certainty. This amount is not considered to be disproportionate to the provable damages, unconscionable or a penalty by the parties hereto.

6. REPORTING. The parties will not take, and shall cause their Affiliates not to take, any position with respect to Taxes, financial reporting or otherwise in any filing, judicial or administrative proceeding or other circumstance that is inconsistent with the Forms as filed, except as may be required by law.

7.       MISCELLANEOUS

         a. EXTENSION; WAIVER. The parties hereto may to the extent legally allowed: (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto; and (ii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights. No waiver of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

         b. AMENDMENT. This Agreement may be amended, modified or supplemented only by written agreement of the parties hereto with respect to any of the terms contained herein.

         c. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to choice of law principles, including all matters of construction, validity and performance.

         d. NOTICES. Notices, requests, permissions, waivers, and other communications hereunder shall be in writing and shall be deemed to have been duly given if signed by the respective persons giving them (in the case of any corporation the signature shall be by an officer thereof) and delivered by hand or by telecopy or on the date of receipt indicated on the return receipt if mailed (registered or certified, return receipt requested, properly addressed and postage prepaid):

                           If to T Parent; to:

                           Triarc Companies, Inc.
                           280 Park Avenue
                           New York, NY 10017
                           Attention:     Brian L. Schorr, Esq.
                           Facsimile:     (212) 451-3216


                           with a copy to:


                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, NY 10019-6064
                           Attention:     Neale M. Albert, Esq.
                           Facsimile:     (212) 757-3990

                           and

                           If to SBGH or an Affiliate thereof, to:
                           Cadbury Schweppes plc
                           25 Berkeley Square
                           London, England W1X 6HT
                           Attention:     Company Secretary
                           Facsimile:     (011) 44 207 830 5221

                           with a copy to:

                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, NY 10178
                           Attention:     Charles E. Engros, Esq.
                                          Steven A. Navarro, Esq.
                           Facsimile:     (212) 309-6273

Such names and addresses may be changed by notice given in accordance  with this
Section 7(d).

         e. COUNTERPARTS. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

         f. SEVERABILITY; ENFORCEMENT. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof.

         g. CONSENT TO JURISDICTION. Each party hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the exclusive jurisdiction of any Federal Court sitting in New York County of the State of New York in any suit, action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment rendered in any such suit, action or proceeding, (ii) waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court, including any claim that any such suit, action or proceeding has been brought in an inconvenient forum and (iii) waives all rights to a trial by jury in any such suit, action or proceeding. Any and all service of process and any other notice and any such action or proceeding shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as provided herein. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law.

         h. EFFECTIVE DATE. This Agreement shall be effective upon the consummation of the Mergers as provided for in the Merger Agreement. If the Merger Agreement is terminated in accordance with its terms, this Agreement shall be null and void.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the date first above written.

                                               CADBURY SCHWEPPES PLC

                                               /s/ Henry A. Udow
                                               -----------------------
                                               Name: Henry A. Udow
                                               Title: Directors, Mergers
                                                      & Acquisitions

                                               SBG HOLDINGS INC.

                                               /s/ Henry A. Udow
                                               -----------------------
                                               Name: Henry A. Udow
                                               Title: President

                                               TRIARC COMPANIES, INC.

                                               /s/ Nelson Peltz, Peter W. May
                                               -----------------------
                                               Name: Nelson Peltz, Peter W. May
                                               Title: Chairman & CEO,
                                                      President & COO


                                               TRIARC CONSUMER PRODUCTS
                                                GROUP, LLC

                                                /s/ Peter W. May
                                               -----------------------
                                               Name: Peter W. May
                                               Title: President & COO